EXHIBIT 32

ITRONICS INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Itronics Inc. (the Company") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on March 30, 2004 (the "Report") each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2004                                  /S/ JOHN W. WHITNEY

                                                     John W. Whitney

                                                     Chief Executive Officer

                                                     Chief Financial Officer

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